UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

HANDY & HARMAN LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 25, 2017, Handy & Harman Ltd. (the "Company") held its Annual Meeting of Stockholders (the "Meeting"). The total number of shares of the Company's common stock voted in person or by proxy at the Meeting was 11,945,736, representing approximately 97.74% of the 12,221,429 shares outstanding and entitled to vote at the Meeting. The matters voted on by stockholders and the number of (and percentage of shares voted at the Meeting represented by) votes cast for, against and abstain with respect to each matter, if applicable, is set forth below.

Proposal 1

The stockholders elected each of the seven nominees to the Board of Directors of the Company to serve until the Company's next Annual Meeting of Stockholders and until his successor has been elected and qualified.

Nominee	For	Against	Abstain
Warren G. Lichtenstein	9,512,948 (85.80%)	1,507,644 (13.59%)	66,356 (0.59%)
Jack L. Howard	10,661,828 (96.16%)	424,307 (3.82%)	813 (0.00%)
Patrick A. DeMarco	10,971,509 (98.95%)	113,081 (1.01%)	2,358 (0.02%)
Robert Frankfurt	10,966,292 (98.91%)	118,298 (1.06%)	2,358 (0.02%)
John H. McNamara, Jr.	10,618,698 (95.77%)	467,440 (4.21%)	810 (0.00%)
Garen W. Smith	10,896,780 (98.28%)	187,910 (1.69%)	2,258 (0.02%)
Jeffrey A. Svoboda	10,616,010 (95.75%)	470,128 (4.24%)	810 (0.00%)

There were 858,788 broker non-votes with respect to the election of directors.

Proposal 2

The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers.

For	10,583,302 (95.45%)
Against	435,041 (3.92%)
Abstain	68,605 (0.61%)

There were 858,788 broker non-votes with respect to approval of the compensation of the Company's named executive officers.

Proposal 3

The stockholders ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	11,849,020 (99.19%)
Against	96,716 (0.80%)
Abstain	0 (0.00%)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017	HANDY & HARMAN LTD.

	By:	/s/ Douglas B. Woodworth
	Name:	Douglas B. Woodworth
	Title:	Chief Financial Officer